TEMPLE REVIEWED • • Third Quarter 2023 Results November 8, 2023 • Continued progress toward commercialization of SMR technology to meet the growing consumer demand for safe, reliable, 24/7 and carbon-free baseload energy • Selected by Standard Power to provide SMR technology for two advanced nuclear energy facilities that will together produce nearly 2 GWe of clean energy in partnership with ENTRA1 Energy (ENTRA1) • Mutually agreed to terminate the Carbon Free Power Project (CFPP) with Utah Associated Municipal Power Systems due to unlikelihood that the project will have enough subscription to continue toward deployment • Received approval for Licensing Basis Document in support of the RoPower project, a key milestone that will facilitate the implementation of the licensing process for all stages of the NuScale project in Romania • Continued to progress on Standard Design Approval application, which was accepted for review by the U.S. Nuclear Regulatory Commission (NRC) • Doosan Enerbility continued to produce forgings and materials associated with the manufacture of the first NuScale Power Modules We made substantial progress commercializing our SMR technology in the third quarter. Most notably, we announced our inaugural project with ENTRA1 to develop and finance two power generation facilities for Standard Power in Ohio and Pennsylvania using NuScale’s cost- competitive, customizable and safe SMR technology. We expect our ENTRA1 partnership to significantly bolster our business development pipeline. Demand for safe, reliable, 24/7 carbon- free baseload energy is robust and growing among energy consumers. NuScale’s SMR technology is ready for near-term deployment and provides unmatched flexibility for a variety of applications.” JOHN HOPKINS President and Chief Executive Officer

Second Quarter 2023 Results 2 BUSINESS UPDATE HIGHLIGHTS • Standard Power selected NuScale technology and ENTRA1 to support the development of two SMR- powered facilities in Ohio and Pennsylvania that will together produce nearly 2 GWe of clean, carbon free energy through deployment of 24 NuScale Power Modules. • Standard Design Approval (SDA) application for an uprated 77 MWe module design was accepted for review by the NRC and NuScale received a schedule for an anticipated 24-month review process. The increased power output will support the capacity needs of a wider range of customers with 12 modules producing nearly 1 GWe. • Utah Associated Municipal Power Systems and NuScale have agreed they will mutually terminate the CFPP after an extensive review, agreeing that the project is unlikely to secure the subscription needed to make it viable. NuScale is engaged to ensure the successful transfer of long-lead materials for the six NuScale Power Modules under development and generic elements of the Combined License application for use with another customer. Our work with CFPP has advanced NuScale technology to the stage of commercial deployment, which we will continue to build on with future customers. • RoPower project advancing into the next phase of development with a milestone regulatory approval in Romania and global public private funding commitments expected to support procurement of long lead materials and Phase 2 Front-End Engineering and Design work. • Continued production of NuScale Power Module forgings to support manufacturing ramp, marking an important step in bringing NuScale closer to product delivery. FINANCIAL UPDATE • Healthy balance sheet with cash and equivalents of $196.6 million ($79.1 million of which is restricted), and no debt. • Revenue of $7.0 million and net loss of $58.3 million for the three-month period ended September 30, 2023, compared to revenue of $3.2 million and a net loss of $49.6 million, respectively, for the same period in 2022. CONFERENCE CALL NuScale will host a conference call at 5:00 p.m. Eastern Time on Wednesday, November 8, 2023, which will be webcast live and can be accessed at https://www.nuscalepower.com/en/investors/events. The call will also be accessible by telephone at (888) 550-5460 (U.S./Canada). The conference ID is 4347254. A replay of the webcast will be available for 30 days. ABOUT NUSCALE POWER CORPORATION NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The company’s groundbreaking SMR technology is powered by the NuScale Power Module™, a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output.

Second Quarter 2023 Results 3 As the first and only SMR to have its design certified by the U.S. Nuclear Regulatory Commission, NuScale is well- positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. Founded in 2007, NuScale is headquartered in Portland, Ore. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X and YouTube. CONTACTS Investor and Media Contacts Investor inquiries: Scott Kozak, NuScale Power skozak@nuscalepower.com Media inquiries: Diane Hughes, NuScale Power media@nuscalepower.com

Second Quarter 2023 Results 4 Forward Looking Statements This release may contain forward-looking statements (including without limitation statements to the effect that the Company or its management "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Forward looking statements include reference to the Company’s agreements that are under negotiation. Actual results may differ materially as a result of a number of factors, including, among other things, the severity and duration of the COVID-19 pandemic and actions by governments, businesses and individuals in response to the pandemic, including the duration and severity of economic disruptions; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics, public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives; risks related to provisions of our convertible preferred stock; and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors (a) set forth in the section entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s prospectus dated and filed with the U.S. Securities and Exchange Commission (“SEC”) on July 1, 2022, which is part of the registration statement on Form S-1 declared effective by the SEC on June 30, 2022, in the section entitled “Risk Factors,” (b) set forth in the section entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company quarterly report on Form 10-Q filed with the SEC on August 12, 2022, and under similar headings in subsequent filings with the SEC, and (c) associated with companies like the Company that operate in the energy industry. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update its forward-looking statements in light of new information or future events.